GOODWILL AND PURCHASED INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND PURCHASED INTANGIBLE ASSETS, NET
GOODWILL AND PURCHASED INTANGIBLE ASSETS, NET

Goodwill

We record as goodwill the amount by which the total purchase price we pay in our acquisition transactions exceeds our estimated fair value of the identifiable net assets we acquire. We test goodwill for impairment on an annual basis, or more often if events or circumstances indicate that there may be impairment.  We generally test for goodwill impairment in the fourth quarter of each year, because this period gives us the best visibility of the reporting units’ operating performances for the current year (seasonally, April through October are our highest revenue and production months) and our outlook for the upcoming year, since much of our customer base is finalizing operating and capital budgets during the fourth quarter.  The impairment test we use involves estimating the fair value of our reporting units and comparing the result to the reporting unit's carrying value. We estimate fair value using an equally weighted combination of discounted cash flows and multiples of revenue and EBITDA. The discounted cash flow model includes forecasts for revenue and cash flows discounted at our weighted average cost of capital. Multiples of revenue and EBITDA are calculated using the trailing twelve months results compared to the enterprise value of the Company, which is determined based on the combination of the market value of our capital stock and total outstanding debt.

We acquired three ready-mix concrete plants during October 2010 and four ready mix concrete plants during September 2012 which resulted in the recording of approximately $1.5 million and $1.0 million of goodwill, respectively, for our west Texas operations. We also acquired two ready-mixed concrete plants, one new portable plant, and 41 mixer trucks in the San Francisco area during October 2012 which resulted in the recording of approximately $8.2 million of goodwill. We completed our annual assessment of impairment during the fourth quarter of 2012, and there was no impairment.

All goodwill relates to our ready-mixed concrete reportable segment. The change in goodwill from January 1, 2011 to December 31, 2012 is as follows (in thousands):

Total
Balance at January 1, 2011:
Goodwill	$1,481
Accumulated impairment	—
Balance at December 31, 2011	$1,481

Balance on January 1, 2012:
Goodwill	$1,481
Accumulated impairment	—
1,481
Acquisitions (See Note 2)	9,236
Balance at December 31, 2012	$10,717

Intangible Assets

Our intangible assets, which were fair valued and recorded as part of the acquisition of the Bode Companies, completed on October 30, 2012, are as follows (in thousands) as of December 31, 2012:

	Gross	Accumulated Amortization	Net	Weighted Average Remaining Life (in years)
Customer relationships	$13,500	$(225)	$13,275	9.83
Trade name	1,300	(22)	1,278	9.83
Backlog	800	(320)	480	0.25
Total intangible assets	$15,600	$(567)	$15,033	9.52

The values of the customer relationships and trade name are being amortized over a 10 year period from the date of acquisition. The backlog is being amortized over a period of five months from the date of acquisition. We recorded $0.6 million of amortization on our intangibles for the year ended December 31, 2012, which is included in our consolidated statement of operations.

The estimated remaining amortization of our finite-lived intangible assets as of December 31, 2012, is as follows (in thousands):

Total for year
2013	$1,960
2014	1,480
2015	1,480
2016	1,480
2017	1,480
Thereafter	7,153
Total	$15,033